UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22022
                                                     ---------

           Advent/Claymore Global Convertible Securities & Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2009
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

          ANNUAL                                   ADVENT/CLAYMORE |
          REPORT                                GLOBAL CONVERTIBLE | AGC
October 31, 2009                          SECURITIES & INCOME FUND |


Picture of a bridge


LOGO | ADVENT                                                   LOGO CLAYMORE(R)
       CAPITAL MANAGEMENT
                                                            www.claymore.com/agc

                                                  ... YOUR BRIDGE TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                     ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND




                        AGC     | Advent/Claymore
                        LISTED  | Global Convertible
                        NYSE(R) | Securities & Income Fund


LOGO| ADVENT                                                    LOGO CLAYMORE(R)
      CAPITAL MANAGEMENT


       There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctiate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.


        NOT FDIC-INSURED        NOT BANK-GUARANTEED     MAY LOSE VALUE




The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AGC, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dear SHAREHOLDER |


Picture of Tracy V. Maitland
TRACY V. MAITLAND
President and Chief Executive Officer

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended October 31, 2009.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities; the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities, and the Fund will invest at least 50% of its managed assets in foreign securities. As of the fiscal year ended October 31, 2009, foreign securities (defined as securities of companies that are headquartered outside the U.S. or derive the majority of their income outside the U.S.) represented 55.7% of long-term investments and convertible securities represented 87.5% of the portfolio.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ending October 31, 2009, the Fund generated a total return based on market price of 39.85% and a return of 38.26% based on NAV. As of October 31, 2009, the Fund's market price of $7.33 represented a discount of 12.43% to NAV of $8.37. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPSSM"). The Fund has two seven day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The broad auction-rate preferred securities market remains illiquid, essentially frozen since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the 12-month period ended October 31, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.47% to 3.34% . The return on the Fund's investments was significantly higher than the cost of leverage; accordingly, leverage made an important contribution to the Fund's performance. We will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.

The Fund paid a monthly dividend of $0.0950 per share in November 2008 and monthly dividends of $0.0664 per share in each month from December 2008 through October 2009. Given the weakness in the international equity markets and in credit markets early in the fiscal year, the Fund's dividend was reduced in an effort to better achieve its investment objective of providing total return, through a combination of capital appreciation and current income along with seeking to enhance the Fund's earning power over time. We believe that maintaining and potentially growing the Fund's net asset value will benefit the Fund's shareholders over time. There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of

                                            Annual Report | October 31, 2009 | 3


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AGC | Advent/Claymore Global Convertible Securities & Income Fund | DEAR
SHAREHOLDER continued

the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

On July 17, 2009, Claymore Group Inc., the parent of Claymore Advisors, LLC (the "Adviser"), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. would merge into Claymore Group Inc., which would be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Fund's advisory agreement. Accordingly, on September 29, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of:
(a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement are held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Advisory Agreement. Other than the effective date and the provisions set forth above regarding the advisory fees placement into an escrow account, the terms and conditions of the Interim Advisory Agreement is substantively identical to those of the original advisory agreement.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/agc.


Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland

President and Chief Executive Officer of the Advent/Claymore Global Convertible Securities & Income Fund

December 2, 2009


4 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

QUESTIONS & ANSWERS |

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent") led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the Fund's fiscal year ended October 31, 2009.

================================================================================
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND THE WAY IT IS MANAGED?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

o The Fund will invest at least 50% of its managed assets in convertible securities;

o The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

o The Fund will invest at least 50% of its managed assets in foreign securities.

The portion of the Fund's managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research: Each issuer's financial statements are carefully scrutinized and every effort is made to avoid securities of weaker companies that may be likely to default.

In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through the issuance of Auction Market Preferred Shares ("AMPSSM"). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, the common shares' return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

================================================================================
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST 12
MONTHS.

The Fund's annual report for the 2008 fiscal year discussed a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. After the September 2008 failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, interest rate spreads between Treasury securities and corporate bonds widened dramatically, and there were pronounced declines in the market values of convertibles, high-yield bonds and other asset classes that carried any degree of credit risk.

The market for convertible securities, which in the past was much less volatile than equities, was already in the red prior to the Lehman failure. Then the convertible market, as measured by the Merrill Lynch All U.S. Convertibles Index, lost 14.59% and 17.99%, respectively, in September and October 2008--an unprecedented setback. A major reason for the severe decline was selling by hedge funds, which had made leveraged investments in convertibles while shorting the underlying common stocks. Having lost their prime brokerage accounts and other sources of credit, hedge funds were forced to sell their convertible securities at any price, regardless of fundamentals, causing prices to drop precipitously. The return of the Merrill Lynch All U.S. Convertibles Index, which measures performance for the domestic convertible market as a whole, was -35.73% for calendar year 2008, the worst performance for a year in the 50-plus years for which historical records are available.

The dramatic sell-off that occurred in the last few months of 2008 attracted unusual interest in convertible securities, whereas historically, many investors have overlooked convertibles as an asset class. In early 2009, there was considerable buying by managers of equity and bond accounts, many of whom are permitted to invest in convertibles, since convertibles are fixed-income securities that convert into equities. These "cross-over"

                                            Annual Report | October 31, 2009 | 5

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued


investors had been less prevalent in recent years when hedge funds were more dominant in the convertible market.

Both equity and corporate bond markets have been in a strong recovery since March 2009 and convertibles have enjoyed an especially strong rebound during the Fund's fiscal year ended October 31, 2009. Return of the Merrill Lynch All U.S. Convertibles Index for the 12-month period was 37.27% . The Standard & Poor's 500 Index, which is generally regarded as a good indicator of the broad stock market, returned 9.80% for the 12 months ended October 31, 2009, despite a negative return of -8.53% in the six-month period from October 31, 2008, through April 30, 2009. The Barclays Capital US Aggregate Bond Index (formerly known as the "Lehman Aggregate")--which measures the return of the high-quality U.S. bond market as a whole--returned 13.79% for the same 12-month period. After a period of extreme weakness in late 2008, the high yield bond market experienced a dramatic recovery as investors once again tolerated credit risk. The return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 48.79% for the 12 months ended October 31, 2009--a rare example of high-yield securities significantly outperforming convertibles in a strong market. High yield lagged lower rated convertible securities; however, the Merrill Lynch All Speculative Quality Convertibles Index returned 56.8% during the Fund's fiscal year.

The pattern was similar in global markets, with high yield bonds leading the market. The Merrill Lynch Global High Yield Index returned 51.48% for the 12 months ended October 31, 2009, substantially higher than the AA Merrill Lynch Global Broad Market Index which had a return of 10.71% for the same period. Both of these indices are in local currency, so they may serve as a proxy only for an unhedged portfolio.

================================================================================
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ended October 31, 2009, the Fund generated a total return based on market price of 39.85% and a return of 38.26% based on NAV. As of October 31, 2009, the Fund's market price of $7.33 represented a discount of 12.43% to NAV of $8.37. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81.

The market price and NAV of the Fund's shares fluctuates from time to time, and the Fund's market value may be higher or lower than its NAV. The Fund's current market price discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

================================================================================
HOW WAS THE FUND ALLOCATED AMONG ASSET CLASSES DURING THE OCTOBER 2009 FISCAL YEAR?

At the beginning of the Fund's fiscal year October 31, 2008, convertible bonds represented 38.4% of the portfolio and convertible preferred stocks represented 24.0%, for a total of 62.4% in convertible securities. Short-term investments represented 27.1%, leaving very small percentages in common stocks and straight bonds.

The extreme weakness in the convertible bond market in the fall of 2008 discussed above, provided some unusual opportunities for the Fund to invest in convertible bonds of quality companies at very attractive prices. Perceiving an opportunity to simultaneously increase income and improve the portfolio's credit quality, while also achieving participation in an improving equity market, the Fund shifted a substantial portion of its assets into convertible bonds. As of October 31, 2009, the Fund has no positions in straight equities that had been used in the past. Instead, 87.5% is invested in convertible securities, with 68.5% in convertible bonds and 19.0% in convertible preferreds. The remainder of the portfolio is invested in high-yield bonds (10.9%) and short-term investments (1.6%).

Before the beginning of the fiscal year, the position in foreign securities was reduced because of the belief that they posed greater risk than securities of U.S. companies, based on weakening world economies. In particular, exposure to Japan has been kept to a minimum due to low yields available in that market and the strong yen, which has been creating a headwind for an economy heavily dependent on exports. The global market for convertible securities is approximately $400 billion, of which a little more than half is in the U.S., about 25% in Europe, 10% in Japan and 10% in non-Japan Asia. In recent months, as the new issue market has become more active, Europe has been particularly strong, accounting for approximately 40% of new issues. The Fund's international representation has been increased, with additions in Europe and non-Japan Asia; as of October 31, 2009, international investments represent 55.7% of the portfolio. Under normal market conditions, the Fund invests at least 50% of its assets in foreign securities, with foreign securities defined as securities of companies that are headquartered outside the U.S. or derive the majority of their income outside the U.S.

In terms of industry representation, health care represents the greatest percentage of the portfolio, 20.1% as of October 31, 2009, followed by financial services at 18.3%.

================================================================================
WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE?

As discussed above, the decision to increase the Fund's emphasis on convertible bonds, which experienced a dramatic recovery after extreme weakness early in the fiscal year, was a major factor in the Fund's strong performance. The Fund's high yield bonds

6 | Annual Report | October 31, 2009


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AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS &
ANSWERS continued


also performed well, reflecting strength in this segment of the market. Besides contributing to total return, both of these asset classes provided attractive levels of income.

In terms of individual holdings, one of the big winners was Golden Eagle Retail Group Limited (not held in portfolio at period end), a retailer headquartered in Hong Kong with operations in mainland China. The company differentiates itself by focusing their sales efforts to the underserved second tier cities and targeting the faster growing middle class demographic. Unlike many of its competitors, Golden Eagle owns over 60% of their retail stores, which gives a debt investor more comfort in knowing their obligations are backed with hard assets. Golden Eagle's convertible bonds were added to the Fund's portfolio when they were selling at a distressed price, offering a yield to maturity of 12%, with less than two years to maturity. As the Chinese economy and the company's operations improved, the stock moved up sharply and the conversion feature of the bonds became valuable, so that the investment provided a total return--including both a high yield and appreciation--of more than 100%.

Also positive was a preferred stock holding of Lucent Technologies Capital Trust I (1.6% of long-term investments), now part of Alcatel-Lucent, an international provider of voice, data and video communication equipment and services. As a junior security, the preferred stock fell early in the fiscal year as the company struggled to achieve profitability, raising liquidity concerns, especially after a competitor, Nortel Networks, filed for bankruptcy. More recently, however, the company's operations have begun to recover as restructuring took effect, and the preferred stock moved up from a very depressed price.

Another significant contributor was an investment-grade credit, Shire PLC (1.5% of long-term investments), a U.K. pharmaceutical company that is the market leader in drugs for attention deficit disorder. The company's ability to maintain profitable market share exceeded investor expectations, leading to stock appreciation.

One of the most disappointing investments was a preferred issue of SLM Corp. (0.6% of long-term investments), which had been considered reasonably secure because the majority of its revenue was generated in originating government-guaranteed student loans. Then legislation was proposed to effectively nationalize the student loan business, thereby bypassing much of SLM's business, and the preferred stock lost much of its value. Proposed legislation has changed multiple times, creating further uncertainty. However, it now seems likely that SLM will retain at least the servicing portion of the business, if not the loan origination business.

Another negative was Bayer AG (not held in the portfolio at period end), a diversified German company that is in health care as well as cyclical businesses such as chemicals and materials. This materials science business declined on macroeconomic pressures, hurting the equity-sensitive mandatory convertible preferred stock owned by the Fund. The stock later moved up as the economy began to improve and synergies that were anticipated from the acquisition were realized, but, unfortunately, the termination date of the preferred issue came too early for the Fund to benefit.

Most of the other negatives were in the financial sector, particularly a preferred issue of Citigroup (not held in portfolio at period end), which lost ground as the banking company suffered a series of write-downs and had to raise additional capital.

================================================================================
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. During the fiscal year ended October 31, 2009, the cost of leverage was much less than the return of the Fund's investments; accordingly, leverage made a significant contribution to the Fund's total return.

The Fund has two seven-day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The broad auction-rate preferred securities market remains frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the 12-month period ended October 31, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.47% to 3.34% . The return on the Fund's investments was significantly higher than the cost of leverage; accordingly, leverage made an important contribution to the Fund's performance.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

                                            Annual Report | October 31, 2009 | 7


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AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS &
ANSWERS continued


================================================================================
WHAT IS THE CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

Advent is cautiously optimistic about the market for convertible securities and high-yield bonds, in large part because credit spreads are still wider than the historical norms. Upside to these historical averages would boost market values of the Fund's high-yield securities and would also help the market values of convertible securities. Recent research published by Bank of America Merrill Lynch indicates that convertible securities remain somewhat undervalued, which suggests that the Fund's large allocation to convertibles may provide rewarding.

A key question is whether and to what degree the incipient economic recovery will continue, a judgment that is very difficult to make. Historically periods of tightening credit spreads have been followed by periods of stronger economic activity and stronger equity markets. Since credit spreads have tightened in recent months, history would suggest further strength in the prices of equities and convertible securities. An improving economy, both in the U.S. and internationally, should also result in more new issues of bonds and convertibles, as companies seek to fund their growth and to strengthen their balance sheets.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. During 2009, an emphasis on convertible securities has proved to be beneficial. As the equity market rises, as it has in recent months, the equity sensitivity of a portfolio of convertible securities increases. When the equity market is weak, convertibles' declining equity sensitivity, combined with a yield advantage, mitigates the downside. When the equity market rises and spreads narrow simultaneously, as they have during 2009, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall return against down markets.

================================================================================
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S.
dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage
(ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index.

Merrill Lynch All Speculative Quality Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's and S&P). Additional sub-indices are available that segment the Index by currency, rating and sector.

Merrill Lynch Global Broad Market Index tracks the performance of investment grade public debt issued in the major domestic and eurobonds market.

8 | Annual Report | October 31, 2009


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AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS &
ANSWERS continued


================================================================================
AGC RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price," which is the predetermined price at which the convertible security could be exchanged for the associated stock.

STRUCTURED AND SYNTHETIC CONVERTIBLE SECURITIES RISK.The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

INTEREST RATE RISK. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund's portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

CREDIT RISK. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

LOWER GRADE SECURITIES RISKS. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

PREFERRED SECURITIES RISKS.There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region, (2) smaller market size, resulting in lack of liquidity and price volatility and (3) certain national policies which may restrict the Fund's investment opportunities.

SMALLER COMPANY RISK.The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

RISK ASSOCIATED WITH THE FUND'S COVERED CALL OPTION WRITING STRATEGY.
The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions.

In addition to the risks described above, the Fund is also subject to:
Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/agc for a more detailed discussion about Fund risks and considerations.

                                            Annual Report | October 31, 2009 | 9

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund SUMMARY | AS OF OCTOBER 31, 2009 (unaudited)


FUND STATISTICS
----------------------------------------------------------
Share Price                                          $7.33
Common Share Net Asset Value                         $8.37
Premium/Discount to NAV                            -12.43%
Net Assets ($000)                                 $266,589
----------------------------------------------------------

TOTAL RETURNS
----------------------------------------------------------
(INCEPTION 5/29/07)                 MARKET            NAV
----------------------------------------------------------
One Year                             39.85%         38.26%
Since Inception - annualized        -25.28%        -20.71%
----------------------------------------------------------

                                            % OF LONG-TERM
TOP TEN INDUSTRIES                             INVESTMENTS
----------------------------------------------------------
Oil & Gas                                           11.3%
Pharmaceuticals                                     11.1%
Mining                                               6.4%
Insurance                                            6.4%
Telecommunications                                   6.3%
Health Care Services                                 4.6%
Banks                                                4.4%
Electrical Components & Equipment                    3.0%
Real Estate Investment Trusts                        2.7%
Computers                                            2.5%
----------------------------------------------------------

                                            % OF LONG-TERM
TOP TEN ISSUERS                                INVESTMENTS
----------------------------------------------------------
Teva Pharmaceutical Finance LLC                      3.4%
Transocean, Inc.                                     3.3%
Amgen, Inc.                                          2.4%
International Power Jersey Ltd.                      2.0%
Toshiba Corp.                                        1.9%
Mylan, Inc.                                          1.8%
Vale Capital Ltd.                                    1.8%
Lucent Technologies Capital Trust I                  1.6%
Dana Gas Sukuk Ltd.                                  1.5%
Actelion Finance SCA                                 1.5%
----------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


Line Chart:

SHARE PRICE & NAV PERFORMANCE

            Share
            Price      NAV

10/31/08    5.99       6.81
            5.98       6.91
            6.35       7.28
            6.17       7.15
            6.1        6.88
            6.17       7
            6.18       7
            5.92       6.86
            5.79       6.6
            5.65       6.74
            5.4        6.65
            5.2        6.51
            5.13       6.45
            4.63       6.13
            4.55       5.77
            4.5        5.83
            4.49       6.04
            4.45       6.16
            4.72       6.27
            4.92       6.28
            4.65       6.02
            4.86       6.08
            4.8        6.06
            4.73       5.96
            4.7        5.92
            4.71       6.06
            4.52       6.04
            4.65       6.14
            4.48       6.02
            4.47       6.05
            4.36       6.07
            4.51       6.25
            4.66       6.36
            4.9        6.37
            5.11       6.34
            5.29       6.28
            5.19       6.28
            5.19       6.31
            5.4        6.32
            5.41       6.38
            5.64       6.46
            5.84       6.5
            6.24       6.59
            6.32       6.63
            6.26       6.79
            6.09       6.79
            6.04       6.82
            5.95       6.77
            5.92       6.69
            5.88       6.64
            5.74       6.5
            5.65       6.43
            5.76       6.45
            5.51       6.21
            5.67       6.32
            5.6        6.28
            5.66       6.28
            5.7        6.39
            5.85       6.41
            6.18       6.58
            5.98       6.49
            6          6.38
            6.06       6.29
            6.12       6.36
            5.88       6.37
            5.85       6.44
            6.09       6.51
            6          6.56
            5.96       6.43
            5.93       6.38
            5.89       6.38
            5.75       6.38
            5.6        6.15
            5.61       6.2
            5.45       6.18
            5.36       6.14
            4.95       6.1
            5.17       6.17
            5.31       6.16
            5.25       6.08
            5.25       6.01
            4.93       5.84
            4.65       5.83
            4.84       5.87
            4.64       5.78
            4.52       5.75
            4.2        5.73
            4.58       5.87
            4.57       5.81
            4.76       5.89
            4.81       5.92
            4.86       5.92
            4.84       5.93
            4.79       6.02
            4.75       6.08
            4.67       6.06
            4.95       6.26
            5.04       6.21
            5.14       6.18
            5.21       6.25
            5.04       6.21
            4.83       6.04
            4.93       6.15
            5.02       6.19
            5.29       6.38
            5.3        6.4
            5.21       6.39
            5.07       6.32
            5.14       6.37
            5.41       6.58
            5.5        6.53
            5.25       6.48
            5.45       6.51
            5.53       6.6
            5.63       6.56
            5.43       6.34
            5.5        6.43
            5.39       6.43
            5.49       6.48
            5.55       6.63
            5.51       6.55
            5.64       6.51
            5.63       6.63
            5.75       6.64
5/1/09      5.91       6.68
            6.09       6.87
            6.05       6.89
            6.3        6.96
            6.32       6.94
            6.51       7.07
            6.24       7.02
            6.2        6.99
            5.85       6.76
            5.86       6.81
            5.86       6.78
            5.89       6.87
            5.97       6.93
            6.08       6.98
            6.09       6.93
            6.15       6.96
            6.24       7.06
            6.22       7.05
            6.3        7.1
            6.43       7.26
            6.7        7.3
            6.71       7.37
            6.58       7.28
            6.72       7.37
            6.76       7.32
            6.78       7.29
            6.78       7.37
            6.72       7.38
            6.75       7.41
            6.76       7.38
            6.6        7.24
            6.33       7.16
            6.35       7.1
            6.42       7.11
            6.42       7.17
            6.18       6.99
            6.21       6.99
            6.28       7.07
            6.36       7.15
            6.36       7.19
            6.48       7.23
            6.55       7.19
            6.56       7.23
            6.54       7.13
            6.53       7.09
            6.4        7.05
            6.44       6.99
            6.45       7.06
            6.53       7.05
            6.65       7.06
            6.83       7.12
            6.83       7.29
            6.77       7.39
            6.74       7.41
            6.78       7.53
            6.85       7.57
            6.91       7.59
            7.02       7.71
            7          7.77
            7.05       7.79
            7.1        7.78
            7.02       7.76
            7.17       7.83
            7.07       7.9
            7.26       8.04
            7.38       8.08
            7.46       8.08
            7.51       8.07
            7.59       8.09
            7.62       8.08
            7.53       8.02
            7.53       8
            7.46       8.07
            7.25       8.02
            6.99       7.88
            7.08       7.94
            7.06       7.96
            7.1        8.01
            7.3        8.1
            7.39       8.12
            7.39       8.14
            7.32       8.11
            7.29       8.15
            7.25       8.19
            7.2        8.14
            7.2        8.02
            7.14       8.03
            7.25       8.09
            7.34       8.15
            7.46       8.29
            7.58       8.35
            7.73       8.43
            7.69       8.38
            7.89       8.42
            8          8.46
            7.97       8.56
            7.97       8.54
            7.82       8.54
            7.68       8.51
            7.72       8.58
            7.84       8.55
            7.66       8.48
            7.62       8.47
            7.8        8.52
            7.72       8.52
            7.77       8.53
            7.77       8.37
            7.7        8.33
            7.79       8.42
            7.76       8.52
            7.83       8.55
            7.96       8.65
            8          8.66
            7.97       8.69
            7.85       8.62
            8.1        8.74
            8          8.75
            7.98       8.69
            8.23       8.77
            8.24       8.71
            8.13       8.75
            8.18       8.76
            8.07       8.69
            8.02       8.61
            7.89       8.54
            7.53       8.37
            7.71       8.47
10/31/09    7.33       8.37


Bar Chart:

MONTHLY DIVIDENDS PER SHARE

Nov 08       0.0950
Dec          0.0664
Jan 09       0.0664
Feb          0.0664
Mar          0.0664
Apr          0.0664
May          0.0664
Jun          0.0664
July         0.0664
Aug          0.0664
Sep          0.0664
Oct 09       0.0664


Pie Chart:

PORTFOLIO COMPOSITION (% of Total Investments)

ASSET CLASS
-------------------------------------
Convertible Bonds Convertible   68.5%
Preferred Stocks                19.0%
Corporate Bonds                 10.9%
Short Term Investments           1.6%



10 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Portfolio of INVESTMENTS | OCTOBER 31, 2009

PRINCIPAL
AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS -- 153.9%
                 CONVERTIBLE BONDS -- 107.1%
                 AEROSPACE & DEFENSE -- 1.3%
$     3,475,000  Alliant Techsystems, Inc., BB-
                 2.75%, 9/15/11                                                        $  3,570,562
----------------------------------------------------------------------------------------------------
                 AGRICULTURE -- 1.9%
CNY  40,000,000  China Green Holdings Ltd., Ser. CGHL, NR
                 0.00%, 10/29/10 (Bermuda) (a)                                            5,155,600
----------------------------------------------------------------------------------------------------
                 AUTO MANUFACTURERS -- 1.3%
JPY 315,000,000  Suzuki Motor Corp., Ser. 4, NR
                 0.00%, 3/29/13 (Japan)                                                   3,574,404
----------------------------------------------------------------------------------------------------
                 BANKS -- 2.2%
EURO  3,500,000  Kreditanstalt fuer Wiederaufbau, Ser. DPW, AAA
                 1.50%, 7/30/14 (Germany)                                                 5,769,328
----------------------------------------------------------------------------------------------------
                 BEVERAGES -- 1.2%
$     4,000,000  Central European Distribution Corp., B-
                 3.00%, 3/15/13                                                           3,300,000
----------------------------------------------------------------------------------------------------
                 BIOTECHNOLOGY -- 3.7%
$    10,000,000  Amgen, Inc., A+
                 0.375%, 2/1/13 (b)                                                       9,887,500
----------------------------------------------------------------------------------------------------
                 CHEMICALS -- 2.0%
$     2,325,000  ShengdaTech, Inc., NR
                 6.00%, 6/1/18 (China) (c)                                                2,165,156
HK$  19,750,000  Sinofert Holdings Ltd., NR
                 0.00%, 8/7/11 (Bermuda)                                                  3,229,976
----------------------------------------------------------------------------------------------------
                                                                                          5,395,132
----------------------------------------------------------------------------------------------------
                 COMPUTERS -- 3.9%
EURO  8,000,000  Cap Gemini SA, BBB-
                 3.50%, 1/1/14 (France)                                                   5,098,922
$     5,100,000  Maxtor Corp., B
                 2.375%, 8/15/12 (Cayman Islands)                                         5,246,625
----------------------------------------------------------------------------------------------------
                                                                                         10,345,547
----------------------------------------------------------------------------------------------------
                 CONSUMER DURABLES AND APPAREL -- 1.3%
CHF   3,160,000  Swatch Group Finance SA, NR
                 2.625%, 10/15/10 (Luxembourg)                                            3,328,142
----------------------------------------------------------------------------------------------------
                 ELECTRICAL COMPONENTS & EQUIPMENT -- 4.5%
CNY  29,600,000  China High Speed Transmission Equipment Group Co. Ltd., Ser. CHIS, NR
                 0.00%, 5/14/11 (Cayman Islands) (a)                                      4,844,810
$     5,250,000  Suntech Power Holdings Co. Ltd., NR
                 0.25%, 2/15/12 (Cayman Islands)                                          5,158,125
$     2,000,000  Yingli Green Energy Holding Co. Ltd., NR
                 0.00%, 12/15/12 (Cayman Islands)                                         2,112,500
----------------------------------------------------------------------------------------------------
                                                                                         12,115,435
----------------------------------------------------------------------------------------------------
                 ELECTRONICS -- 2.9%
JPY 610,000,000  Toshiba Corp., BBB
                 0.00%, 7/21/11 (Japan)                                                   7,732,141
----------------------------------------------------------------------------------------------------
                 ENGINEERING & CONSTRUCTION -- 1.2%
$     2,725,000  Jaiprakash Associates Ltd., NR
                 0.00%, 9/12/12 (India)                                                   3,215,500
----------------------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 ENTERTAINMENT -- 0.7%
$     1,500,000  International Game Technology, BBB
                 3.25%, 5/1/14 (b) (c)                                                $   1,773,750
----------------------------------------------------------------------------------------------------
                 FOOD -- 0.9%
CNY  18,500,000  Pine Agritech Ltd., NR
                 0.00%, 7/27/12 (Bermuda) (a)                                             2,391,045
----------------------------------------------------------------------------------------------------
                 HEALTH CARE PRODUCTS -- 3.1%
$     2,200,000  Beckman Coulter, Inc., BBB
                 2.50%, 12/15/36                                                          2,499,750
$     7,167,000  Hologic, Inc., BB-
                 2.00%, 12/15/37 (d)                                                      5,850,064
----------------------------------------------------------------------------------------------------
                                                                                          8,349,814
----------------------------------------------------------------------------------------------------
                 HEALTH CARE SERVICES -- 1.9%
$     5,625,000  LifePoint Hospitals, Inc., B
                 3.50%, 5/15/14                                                           5,062,500
----------------------------------------------------------------------------------------------------
                 HOLDING COMPANIES -- DIVERSIFIED -- 1.7%
EURO  3,000,000  Sagerpar, NR
                 2.95%, 4/27/12 (Belgium)                                                 4,521,718
----------------------------------------------------------------------------------------------------
                 INSURANCE -- 1.3%
$     3,000,000  Old Republic International Corp., BBB+
                 8.00%, 5/15/12                                                           3,401,250
----------------------------------------------------------------------------------------------------
                 INTERNET -- 3.8%
EURO  2,750,000  Iliad SA, NR
                 2.20%, 1/1/12 (France)                                                   3,758,051
$     3,800,000  Symantec Corp., NR
                 1.00%, 6/15/13 (b)                                                       4,251,250
$     2,500,000  VeriSign, Inc., NR
                 3.25%, 8/15/37                                                           2,134,375
----------------------------------------------------------------------------------------------------
                                                                                         10,143,676
----------------------------------------------------------------------------------------------------
                 IRON/STEEL -- 3.3%
$     3,650,000  ArcelorMittal, BBB
                 5.00%, 5/15/14 (Luxembourg) (b)                                          4,982,250
$     3,667,000  Steel Dynamics, Inc., BB+
                 5.125%, 6/15/14                                                          3,983,279
----------------------------------------------------------------------------------------------------
                                                                                          8,965,529
----------------------------------------------------------------------------------------------------
                 LEISURE TIME -- 1.2%
$     3,000,000  Carnival Corp., BBB+
                 2.00%, 4/15/21 (Panama)                                                  3,135,000
----------------------------------------------------------------------------------------------------
                 MEDIA -- 1.5%
POUND 2,000,000  WPP PLC, Ser. WPP, BBB
                 5.75%, 5/9/14 (Jersey)                                                   4,016,668
----------------------------------------------------------------------------------------------------
                 MINING -- 7.1%
$     4,050,000  AngloGold Ashanti Holdings Finance PLC, NR
                 3.50%, 5/22/14 (Isle of Man) (b) (c)                                     4,434,750
$     3,000,000  Goldcorp, Inc., BBB+
                 2.00%, 8/1/14 (Canada) (c)                                               3,255,000
$     4,100,000  Kinross Gold Corp., NR
                 1.75%, 3/15/28 (Canada)                                                  4,197,375
$     2,250,000  Newmont Mining Corp., BBB+
                 1.625%, 7/15/17 (b)                                                      2,660,625

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 11

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL
AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 MINING (CONTINUED)
$     3,900,000  Xstrata Capital Corp. AVV, Ser. XTA, BBB
                 4.00%, 8/14/17 (Aruba)                                               $   4,489,290
----------------------------------------------------------------------------------------------------
                                                                                         19,037,040
----------------------------------------------------------------------------------------------------
                 MISCELLANEOUS MANUFACTURING -- 1.8%
$     2,750,000  Danaher Corp., A+
                 0.00%, 1/22/21                                                           2,777,500
$     2,625,000  Trinity Industries, Inc., BB-
                 3.875%, 6/1/36 (b)                                                       1,939,219
----------------------------------------------------------------------------------------------------
                                                                                          4,716,719
----------------------------------------------------------------------------------------------------
                 OIL & GAS -- 16.1%
$     3,000,000  Carrizo Oil & Gas, Inc., NR
                 4.375%, 6/1/28                                                           2,501,250
$     3,325,000  Chesapeake Energy Corp., BB
                 2.25%, 12/15/38 (b)                                                      2,502,063
HK$  40,000,000  China Petroleum & Chemical Corp., Ser. SINO, NR
                 0.00%, 4/24/14 (China)                                                   5,638,528
$     6,600,000  Dana Gas Sukuk Ltd., Ser. DANA, NR
                 7.50%, 10/31/12 (Jersey)                                                 6,282,098
$     1,750,000  Goodrich Petroleum Corp., NR
                 3.25%, 12/1/26                                                           1,607,813
HK$   27,400,000 Power Regal Group Ltd., NR
                 2.25%, 6/2/14 (British Virgin Islands)                                   4,577,491
$     6,500,000  Seadrill Ltd., NR
                 3.625%, 11/8/12 (Bermuda)                                                6,143,501
$    14,203,000  Transocean, Inc., Ser. C, BBB+
                 1.50%, 12/15/37 (Cayman Islands)                                        13,705,895
----------------------------------------------------------------------------------------------------
                                                                                         42,958,639
----------------------------------------------------------------------------------------------------
                 OIL & GAS SERVICES -- 3.0%
$     3,850,000  Core Laboratories LP, NR
                 0.25%, 10/31/11 (Netherlands)                                            4,634,438
$     3,500,000  Subsea 7, Inc., Ser. SUB, NR
                 2.80%, 6/6/11 (Cayman Islands)                                           3,320,625
----------------------------------------------------------------------------------------------------
                                                                                          7,955,063
----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS -- 12.9%
CHF   5,710,000  Actelion Finance SCA, NR
                 0.00%, 11/22/11 (Luxembourg)                                             6,248,359
$     3,150,000  Biovail Corp., NR
                 5.375%, 8/1/14 (Canada) (c)                                              3,618,563
$     5,100,000  King Pharmaceuticals, Inc., BB
                 1.25%, 4/1/26                                                            4,386,000
$     6,500,000  Shire PLC, Ser. REGs, NR
                 2.75%, 5/9/14 (Jersey)                                                   6,099,002
$     7,500,000  Teva Pharmaceutical Finance Co. BV, Ser. D, BBB+
                 1.75%, 2/1/26 (Israel) (b)                                               8,784,375
$     4,550,000  Teva Pharmaceutical Finance LLC, Ser. C, BBB+
                 0.25%, 2/1/26 (Israel)                                                   5,181,312
----------------------------------------------------------------------------------------------------
                                                                                         34,317,611
----------------------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 REAL ESTATE -- 3.0%
EURO  2,000,000  Conwert Immobilien Invest SE, Ser. CWI, NR
                 1.50%, 11/12/14 (Austria)                                           $    2,525,995
CNY  30,000,000  Country Garden Holdings Co., BB-
                 2.50%, 2/22/13 (Cayman Islands) (a)                                      4,288,847
$     1,530,000  Forest City Enterprises, Inc., NR
                 3.625%, 10/15/14                                                         1,290,555
----------------------------------------------------------------------------------------------------
                                                                                          8,105,397
----------------------------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENT TRUSTS -- 3.2%
$     3,100,000  China Overseas Finance Investment Cayman Ltd., Ser. COLI, NR
                 0.00%, 5/14/14 (Cayman Islands)                                          3,944,273
$     3,599,000  Digital Realty Trust LP, NR
                 5.50%, 4/15/29 (c)                                                       4,440,266
----------------------------------------------------------------------------------------------------
                                                                                          8,384,539
----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS -- 3.5%
$     5,000,000  Intel Corp., NR
                 3.25%, 8/1/39 (c)                                                        5,412,500
$     4,000,000  Linear Technology Corp., Ser. A, NR
                 3.00%, 5/1/27                                                            3,850,000
----------------------------------------------------------------------------------------------------
                                                                                          9,262,500
----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS -- 5.9%
$     3,950,000  Ciena Corp., B+
                 0.25%, 5/1/13                                                            3,036,562
$     2,800,000  Inmarsat PLC, Ser. ISAT, NR
                 1.75%, 11/16/17 (United Kingdom)                                         3,099,376
$     2,000,000  NII Holdings, Inc., B+
                 3.125%, 6/15/12                                                          1,782,500
JPY 372,000,000  Softbank Corp., BB
                 1.75%, 3/31/14 (Japan)                                                   5,079,571
$     2,500,000  Virgin Media, Inc., B-
                 6.50%, 11/15/16 (c)                                                      2,656,250
----------------------------------------------------------------------------------------------------
                                                                                         15,654,259
----------------------------------------------------------------------------------------------------
                 TRANSPORTATION -- 0.7%
$     1,800,000  Thoresen Thai Agencies Public Company Ltd., NR
                 2.50%, 9/24/12 (Thailand)                                                1,777,307
----------------------------------------------------------------------------------------------------
                 UTILITY -- 3.1%
EURO  6,000,000  International Power Jersey Ltd., BB-
                 3.25%, 7/20/13 (Jersey)                                                  8,210,883
----------------------------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE BONDS -- 107.1%
                 (Cost $260,871,649)                                                    285,530,198
----------------------------------------------------------------------------------------------------


NUMBER OF
SHARES                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 CONVERTIBLE PREFERRED STOCKS -- 29.8%
                 AGRICULTURE -- 1.2%
         74,050  Archer-Daniels-Midland Co., 6.25%, 2011 (b)                              3,165,637
----------------------------------------------------------------------------------------------------
                 BANKS -- 4.6%
         49,350  Fifth Third Bancorp, Ser. G, 8.50%, 2049                                 5,601,225
         44,805  KeyCorp, Ser. A, 7.75%, 2049                                             3,633,686
          3,282  Wells Fargo & Co., Ser. L, 7.50%, 2049                                   2,937,390
----------------------------------------------------------------------------------------------------
                                                                                         12,172,301
----------------------------------------------------------------------------------------------------

See notes to financial statements.


12 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER OF
SHARES                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL SERVICES -- 0.8%
          4,150  SLM Corp., Ser. C, 7.25%, 2010                                       $   2,306,362
----------------------------------------------------------------------------------------------------
                 ELECTRIC -- 2.6%
         60,057  FPL Group, Inc., 8.375%, 2012 (b)                                        2,927,779
         66,250  Great Plains Energy, Inc., 12.00%, 2042                                  4,094,250
----------------------------------------------------------------------------------------------------
                                                                                          7,022,029
----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS -- 1.9%
        421,200  Dole Food 2009 Automatic Common Exchange Security Trust,
                 7.00%, 2012 (c)                                                          4,936,464
----------------------------------------------------------------------------------------------------
                 HEALTH CARE SERVICES -- 2.5%
          2,500  Healthsouth Corp., Ser. A, 6.50%, 2049                                   1,747,500
        154,000  Omnicare Capital Trust II, Ser. B, 4.00%, 2033                           5,286,820
----------------------------------------------------------------------------------------------------
                                                                                          7,034,320
----------------------------------------------------------------------------------------------------
                 INSURANCE -- 3.0%
         26,500  Assured Guaranty Ltd., 8.50%, 2014 (Bermuda) (b)                         1,908,000
        233,850  XL Capital Ltd., 10.75%, 2011 (Cayman Islands)                           5,998,253
----------------------------------------------------------------------------------------------------
                                                                                          7,906,253
----------------------------------------------------------------------------------------------------
                 OIL & GAS -- 1.3%
         22,300  Whiting Petroleum Corp., 6.25%, 2049 (b)                                 3,395,621
----------------------------------------------------------------------------------------------------
                 MINING -- 2.8%
        150,000  Vale Capital Ltd., Ser. RIO, 5.50%, 2010 (Brazil) (b)                    7,357,500
----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS -- 2.8%
          7,155  Mylan, Inc., 6.50%, 2010 (b)                                             7,369,650
----------------------------------------------------------------------------------------------------
                 PIPELINES -- 1.5%
          4,450  El Paso Corp., 4.99%, 2049                                               3,889,300
----------------------------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENT TRUSTS -- 1.0%
         45,000  Simon Property Group, Inc., Ser. I, 6.00%, 2049                          2,655,000
----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS -- 2.5%
          8,954  Lucent Technologies Capital Trust I, 7.75%, 2017 (France) (e)            6,581,190
----------------------------------------------------------------------------------------------------
                 TRANSPORTATION -- 1.3%
          3,700  Kansas City Southern, 5.125%, 2049                                       3,514,793
----------------------------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS -- 29.8%
                 (Cost $72,162,566)                                                      79,306,420
----------------------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 17.0%
                 DIVERSIFIED FINANCIAL SERVICES -- 1.6%
$     3,750,000  Capital One Capital V, BB
                 10.25%, 8/15/39                                                     $    4,290,581
----------------------------------------------------------------------------------------------------
                 HEALTH CARE SERVICES -- 2.5%
      2,500,000  Apria Healthcare Group, Inc., BB+
                 11.25%, 11/1/14 (c)                                                      2,718,750
                 HCA, Inc.
      1,000,000  9.25%, 11/15/16, BB-                                                     1,047,500
      2,750,000  8.50%, 4/15/19, BB (c)                                                   2,928,750
----------------------------------------------------------------------------------------------------
                                                                                          6,695,000
----------------------------------------------------------------------------------------------------
                 HOLDING COMPANIES -- DIVERSIFIED -- 1.9%
      5,000,000  Leucadia National Corp., BB+
                 8.125%, 9/15/15 (e)                                                      5,087,500
----------------------------------------------------------------------------------------------------
                 HOME BUILDERS -- 0.6%
      1,625,000  K Hovnanian Enterprises, Inc., CCC+
                 10.625%, 10/15/16 (c)                                                    1,625,000
----------------------------------------------------------------------------------------------------
                 INSURANCE -- 5.6%
      6,500,000  AXA SA, BBB+
                 6.38%, 12/14/36 (France) (c) (f)                                         5,606,250
      4,850,000  Liberty Mutual Group, Inc., BB
                 10.75%, 6/15/58 (c) (f)                                                  5,141,000
      3,500,000  MetLife, Inc., BBB
                 10.75%, 8/1/39                                                           4,252,080
----------------------------------------------------------------------------------------------------
                                                                                         14,999,330
----------------------------------------------------------------------------------------------------
                 MACHINERY -- DIVERSIFIED -- 0.9%
      2,500,000  Case New Holland, Inc., BB+
                 7.75%, 9/1/13 (Netherlands) (c)                                          2,493,750
----------------------------------------------------------------------------------------------------
                 MEDIA -- 1.1%
      1,500,000  Univision Communications, Inc., B-
                 12.00%, 7/1/14 (c)                                                       1,629,375
      1,100,000  UPC Holding BV, B-
                 9.875%, 4/15/18 (Netherlands) (c)                                        1,168,750
----------------------------------------------------------------------------------------------------
                                                                                          2,798,125
----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS -- 1.4%
      3,325,000  Axcan Intermediate Holdings, Inc., B
                 12.75%, 3/1/16                                                           3,657,500
----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS -- 1.4%
      3,500,000  CC Holdings GS V LLC/Crown Castle GS III Corp., BB
                 7.75%, 5/1/17 (c)                                                        3,692,500
----------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS -- 17.0%
                 (Cost $40,713,672)                                                      45,339,286
----------------------------------------------------------------------------------------------------
                 TOTAL LONG-TERM INVESTMENTS -- 153.9%
                 (Cost $373,747,887)                                                    410,175,904
----------------------------------------------------------------------------------------------------

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 13

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER OF
SHARES                                                                                       VALUE
----------------------------------------------------------------------------------------------------
                 MONEY MARKET FUNDS -- 2.5%
      6,683,557  Goldman Sachs Financial Prime Obligations
                 (Cost $6,683,557)                                                  $     6,683,557
----------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 156.4%
                 (Cost $380,431,444)                                                    416,859,461
----------------------------------------------------------------------------------------------------
                 Total Value of Options Written
                 (Premiums Received $167,187) -- (0.0%*)                                    (50,675)
                 Other Assets in excess of Liabilities -- 7.4%                           19,780,043
                 Preferred Stock, at redemption value -- (-63.8% of Net Assets
                 Applicable to Common Shareholders or -40.8% of Total Investments)     (170,000,000)
----------------------------------------------------------------------------------------------------
                 NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100.0%             $   266,588,829
====================================================================================================
* Less than 0.1%


AVV - Aruba Exempt Company

BV - Limited Liability Company

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SCA - Limited Partnership

SE - Stock Corporation

(a) The reference entity is denominated in Chinese Yuan, but traded in U.S. dollars.

(b) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to 22.4% of net assets.

(d) Security is a"step-up"bond where the coupon increases or steps up at a predetermined date.

(e) All or a portion of these securities have been physically segregated in connection with swap agreements.

(f)  Floating rate security. The rate shown is as of October 31, 2009.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.


All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.


CONTRACTS
(100 SHARES                                           EXPIRATION  EXERCISE     MARKET
PER CONTRACT) CALL OPTIONS WRITTEN(g)                       DATE     PRICE      VALUE
-------------------------------------------------------------------------------------
150           Amgen, Inc.                          November 2009 $   65.00 $      900
150           AngloGold Ashanti Holdings
              Finance PLC                          November 2009 $   50.00        750
125           ArcelorMittal                        November 2009 $   44.00      1,250
200           Archer-Daniels-Midland Co.           November 2009 $   31.00     12,000
200           Assured Guaranty Ltd.                November 2009 $   22.50      2,000
75            Chesapeake Energy Corp.              November 2009 $   32.00        750
150           FPL Group, Inc.                      November 2009 $   60.00        750
300           International Game Technology        November 2009 $   25.00      1,500
225           Mylan, Inc.                          November 2009 $   18.00      2,250
150           Newmont Mining Corp.                 December 2009 $   55.00      3,750
150           Symantec Corp.                       November 2009 $   17.00     14,250
200           Teva Pharmaceutical Finance Co. BV   November 2009 $   55.00      2,200
30            Trinity Industries, Inc.             November 2009 $   20.00        300
225           Vale Capital Ltd.                    November 2009 $   29.00      7,200
75            Whiting Petroleum Corp.              November 2009 $   70.00        825
-------------------------------------------------------------------------------------
              TOTAL CALL OPTIONS WRITTEN
              (Premiums received $167,187)                                 $   50,675
-------------------------------------------------------------------------------------
(g)  Non-income producing security.


See notes to financial statements.

14 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2009

ASSETS
   Investments in securities, at value (cost $380,431,444)                                                    $  416,859,461
   Receivable for securities sold                                                                                 22,983,589
   Dividends and interest receivable                                                                               3,781,787
   Cash                                                                                                            1,582,422
   Restricted Cash                                                                                                 1,135,528
   Foreign currency, at value (cost $763,442)                                                                        775,463
   Tax claim receivable                                                                                               81,211
   Unrealized appreciation on forward currency exchange contracts                                                      3,737
   Other assets                                                                                                      158,548
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                               447,361,746
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for securities purchased                                                                                9,819,585
   Investment management fee payable                                                                                 226,340
   Investment advisory fee payable                                                                                   150,893
   Unrealized depreciation on swaps                                                                                   97,273
   Unrealized depreciation on forward currency exchange contracts                                                     85,906
   Options written, at value (premiums received of $167,187)                                                          50,675
   Dividends payable - preferred shares                                                                               24,367
   Administration fee payable                                                                                          8,781
   Accrued expenses and other liabilities                                                                            309,097
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                           10,772,917
-----------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 6,800 authorized, issued and outstanding at $25,000 per share
        liquidation preference             170,000,000
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                  $  266,588,829
=============================================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of shares authorized, 31,867,616
        shares issued and outstanding                                                                         $       31,868
   Additional paid-in capital                                                                                    582,387,292
   Net unrealized appreciation on investments, options, swaps and foreign currency translation                    36,393,766
   Accumulated net realized loss on investments, options, swaps and foreign currency transactions               (351,162,314)
   Distributions in excess of net investment income                                                               (1,061,783)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                  $  266,588,829
=============================================================================================================================

NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 31,867,616 common shares outstanding)                                                            $         8.37
=============================================================================================================================

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 15

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME
   Interest (net of foreign withholding taxes of $2,544)                                             $   16,523,333
   Dividends (net of foreign withholding taxes of $36,905)                                                7,340,037
----------------------------------------------------------------------------------------------------------------------------------
      Total income                                                                                                   $  23,863,370
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment management fee                                                                              2,367,754
   Investment advisory fee                                                                                1,578,503
   Auction agent fee - preferred shares                                                                     418,194
   Professional fees                                                                                        226,634
   Trustees'fees and expenses                                                                               155,074
   Fund accounting                                                                                          105,122
   Printing                                                                                                 104,868
   Administration fee                                                                                        93,925
   Custodian                                                                                                 63,875
   Insurance                                                                                                 59,966
   NYSE listing fee                                                                                          24,996
   Transfer agent                                                                                            18,852
   Rating agency fee                                                                                         14,965
   Miscellaneous                                                                                             15,152
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                                     5,247,880
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                                             18,615,490
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                                     (115,161,050)
      Options                                                                                                              831,208
      Swaps                                                                                                            (32,678,958)
      Foreign currency transactions                                                                                        605,295
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                                                                      187,848,029
      Options                                                                                                              435,193
      Swaps                                                                                                             22,379,678
      Foreign currency translation                                                                                      (4,021,240)
----------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS SWAPS AND FOREIGN CURRENCY TRANSACTIONS                     60,238,155
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                                                      (2,853,776)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                               $  75,999,869
==================================================================================================================================


See notes to financial statements.


16 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                                     FOR THE           FOR THE
                                                                                                  YEAR ENDED        YEAR ENDED
                                                                                            OCTOBER 31, 2009  OCTOBER 31, 2008
==============================================================================================================================
INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                    $     18,615,490   $    35,059,759
   Net realized gain(loss) on investments, options, swaps and foreign currency transactions     (146,403,505)     (191,396,664)
   Net change in unrealized appreciation (depreciation) on investments,
      options, swaps and foreign currency translation                                            206,641,660      (182,200,618)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                          (2,853,776)       (7,559,340)
------------------------------------------------------------------------------------------------------------------------------
   Net increase(decrease) in net assets applicable to Common
      Shareholders resulting from operations                                                      75,999,869      (346,096,863)
------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                                   (17,348,741)      (40,370,050)
   Return of capital                                                                              (8,954,789)      (13,766,656)
------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                                      (26,303,530)      (54,136,706)
------------------------------------------------------------------------------------------------------------------------------
      Total increase(decrease) in net assets                                                      49,696,339      (400,233,569)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                                           216,892,490       617,126,059
------------------------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment
      income of $1,061,783 and $8,578,080, respectively)                                    $    266,588,829   $   216,892,490
==============================================================================================================================

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 17

AGC | Advent/Claymore Global Convertible Securities & Income Fund


Financial HIGHLIGHTS |


                                                                                                                 FOR THE PERIOD
                                                                                    FOR THE           FOR THE   MAY 29, 2007(a)
PER SHARE OPERATING PERFORMANCE                                                  YEAR ENDED        YEAR ENDED           THROUGH
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD              OCTOBER 31, 2009  OCTOBER 31, 2008  OCTOBER 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    6.81         $   19.37     $       19.10(b)
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                           0.58              1.10              0.42
   Net realized and unrealized gain(loss) on investments, options, swaps and
      foreign currency transactions                                                    1.90            (11.72)             0.44
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME
   (COMMON SHARE EQUIVALENT BASIS)                                                    (0.09)            (0.24)            (0.04)
----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                 2.39            (10.86)             0.82
----------------------------------------------------------------------------------------------------------------------------------
Common and preferred shares'offering expenses charged to paid-in-capital                 --                --             (0.11)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                        (0.54)            (1.27)            (0.44)
   Return of capital                                                                  (0.29)            (0.43)               --
----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to Common Shareholders                           (0.83)            (1.70)            (0.44)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $    8.37         $    6.81     $       19.37
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $    7.33         $    5.99     $       16.75
==================================================================================================================================
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                    38.26%           -60.31%             3.82%
   Market value                                                                       39.85%           -58.94%           -14.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)          $ 266,589         $ 216,892     $     617,126
Preferred shares, at redemption value ($25,000 per share liquidation
   preference) (thousands)                                                        $ 170,000         $ 170,000     $     170,000
Preferred shares asset coverage per share                                         $  64,204         $  56,955     $     115,700

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after balance credits                                                 2.34%             1.68%             1.33%(e)
   Net Expenses, before balance credits                                                2.34%             1.68%             1.35%(e)
   Net Investment Income, after balance credits, prior to effect of
      dividends to preferred shares                                                    8.29%             7.47%             5.22%(e)
   Net Investment Income, before balance credits, prior to effect of
      dividends to preferred shares                                                    8.29%             7.47%             5.20%(e)
   Net Investment Income, after balance credits, after effect of
      dividends to preferred shares                                                    7.02%             5.86%             4.70%(e)
   Net Investment Income, before balance credits, after effect of
      dividends to preferred shares                                                    7.02%             5.86%             4.68%(e)
Portfolio turnover rate                                                                 166%              118%               35%

(a)  Commencement of investment operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.


See notes to financial statements.

18 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund


Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2009

Note 1 -- ORGANIZATION:
Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of the ASC did not have a material effect on the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There are no securities fair valued in accordance with such procedures established by the Board of Trustees at October 31, 2009.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 -- significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The various input levels are not an indication of the risk associated with investing in those securities.

                                           Annual Report | October 31, 2009 | 19

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2009:

                                         QUOTED PRICES IN                           SIGNIFICANT
                                         ACTIVE MARKETS FOR    SIGNIFICANT OTHER    UNOBSERVABLE
                                         IDENTICAL ASSETS      OBSERVABLE INPUTS       INPUTS
(VALUE IN $000s)                            (LEVEL 1)             (LEVEL 2)          (LEVEL 3)           TOTAL
===================================================================================================================
Description
Assets:
Convertible Bonds                             $    --              $285,530            $ --            $285,530
Convertible Preferred Stocks
     Agriculture                                3,166                    --              --               3,166
     Banks                                     12,172                    --              --              12,172
     Diversified Financial Services                --                 2,306              --               2,306
     Electric                                   4,094                 2,928              --               7,022
     Food Products                                 --                 4,936              --               4,936
     Health Care Services                       5,287                 1,747              --               7,034
     Insurance                                  5,998                 1,908              --               7,906
     Oil & Gas                                  3,396                    --              --               3,396
     Mining                                     7,358                    --              --               7,358
     Pharmaceuticals                            7,370                    --              --               7,370
     Pipelines                                     --                 3,889              --               3,889
     Real Estate Investment Trusts              2,655                    --              --               2,655
     Telecommunications                            --                 6,581              --               6,581
     Transportation                                --                 3,515              --               3,515
Corporate Bonds                                    --                45,339              --              45,339
Money Market Fund                               6,684                    --              --               6,684
Forward Exchange Currency Contracts                --                     4              --                   4
-------------------------------------------------------------------------------------------------------------------
Total                                         $58,180              $358,683            $ --            $416,863
===================================================================================================================

Liabilities:
     Options Written                             $ 51                 $  --            $ --                $ 51
     Credit Default Swaps                          --                    97              --                  97
     Forward Exchange Currency Contracts           --                    86              --                  86
-------------------------------------------------------------------------------------------------------------------
Total                                            $ 51                 $ 183            $ --                $234
===================================================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

20 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(d) COVERED CALL OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(f) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, of such amounts with the counterparty upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(g) CONCENTRATION OF RISK

It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(h) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 -- INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment Manager"), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

                                           Annual Report | October 31, 2009 | 21

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc., which will be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 29, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 29, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                     RATE
========================================
First $200,000,000              0.0275%
Next $300,000,000               0.0200%
Next $500,000,000               0.0150%
Over $1,000,000,000             0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments. For the year ended October 31, 2009, the adjustments were to decrease accumulated net realized gain on investments by

22 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


$9,026,025, decrease paid-in capital by $77,299 and increase distributions in excess of net investment income by $9,103,324 due to the difference in the treatment for book and tax purposes of convertible bonds, trust preferred securities, real estate investment trusts, swaps and foreign currency.

At October 31, 2009 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

                                                    NET TAX         NET TAX
                                                 UNREALIZED      UNREALIZED    UNDISTRIBUTED    UNDISTRIBUTED
     COST OF                                   APPRECIATION    APPRECIATION         ORDINARY        LONG-TERM
 INVESTMENTS      GROSS TAX      GROSS TAX   (DEPRECIATION)  ON DERIVATIVES          INCOME/           GAINS/
     FOR TAX     UNREALIZED     UNREALIZED               ON     AND FOREIGN     (ACCUMULATED     (ACCUMULATED
    PURPOSES   APPRECIATION   DEPRECIATION      INVESTMENTS        CURRENCY   ORDINARY LOSS)    CAPITAL LOSS)
==============================================================================================================
$381,677,952    $38,710,410   $(3,528,901)      $35,181,509         $47,884             $ --   $(350,764,367)
--------------------------------------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, straddles and additional income accrued for tax purposes on certain convertible securities and swaps.

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $350,764,367 available to offset possible future capital gains. Of the capital loss carryforward, $195,421,389 is set to expire on October 31, 2016, and $155,342,978 is set to expire on October 31, 2017.

For the year ended October 31, 2009, and October 31, 2008, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $20,202,517 and $47,929,390 was ordinary income and $8,954,789 and $13,766,656 was return of capital, respectively. The final determination of the source of the 2009 distributions for tax purposes will be made after the end of the Fund's fiscal year and will be reported to shareholders in January 2010 on Form 1099-DIV.

Subsequent to the October 31, 2008, reporting period, it was determined that a reclassification of $77,299 was required between ordinary income and capital gains, resulting in a recharacterization between distributions paid from ordinary income and distributions paid from return of capital. This reclassification related to real estate investment trusts held by the Fund and was the result of information becoming available on the investments after the prior year-end.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:

For the period ended October 31, 2009, purchases and sales of investments, other than short-term securities, were $590,538,575 and $584,792,865 respectively.

Note 6 -- DERIVATIVES:

(a) COVERED CALL OPTION
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the period ended October 31, 2009.

Details of the transactions were as follows:

                                       NUMBER OF CONTRACTS    PREMIUMS RECEIVED
===============================================================================
Options outstanding, beginning of year               5,722     $        778,779
Options written during the period                   24,304            2,110,815
Options expired during the period                  (11,017)          (1,042,897)
Options closed during the period                   (14,177)          (1,319,583)
Options assigned during the period                  (2,427)            (359,927)
-------------------------------------------------------------------------------
Options outstanding, end of period                   2,405     $        167,187
===============================================================================


                                           Annual Report | October 31, 2009 | 23

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


(b) FORWARD EXCHANGE CURRENCY CONTRACTS

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2009, the following forward exchange currency contracts were outstanding:

                                                                                  UNREALIZED
                                                                               APPRECIATION/
LONG CONTRACTS                                              CURRENT VALUE     (DEPRECIATION)
============================================================================================
Euro, 879,589 expiring 11/02/09                            $    1,297,790     $      (2,331)
Hong Kong Dollar, 8,185,500 expiring 11/02/09                   1,056,159               (34)
--------------------------------------------------------------------------------------------
                                                                              $      (2,365)
--------------------------------------------------------------------------------------------


                                                                                  UNREALIZED
                                                                               APPRECIATION/
SHORT CONTRACTS                                             CURRENT VALUE     (DEPRECIATION)
============================================================================================
Euro, 1,410,500 expiring 11/02/09                          $    2,081,123     $       3,737
Pound Sterling, 4,100,000 expiring 12/16/09                     6,756,401           (11,901)
Japanese Yen, 1,030,000,000 expiring 12/16/09                  11,381,622           (71,640)
--------------------------------------------------------------------------------------------
                                                                              $     (79,804)
--------------------------------------------------------------------------------------------
Total unrealized appreciation (depreciation) on foreign
 currency contracts                                                           $     (82,169)
--------------------------------------------------------------------------------------------

(c) SWAPS

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.

Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the year ended October 31, 2009, to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2009, are as follows:

                                                                               IMPLIED CREDIT
                                                                                    SPREAD AT   NOTIONAL    PAYING      UNREALIZED
                                                          BUY/SELL  TERMINATION   OCTOBER 31,     AMOUNT     FIXED   APPRECIATION/
COUNTERPARTY            REFERENCE ENTITY                PROTECTION         DATE      2009 (1)      (000)      RATE  (DEPRECIATION)
==================================================================================================================================
Citibank NA             Home Depot, Inc.                       Buy   06/20/2014        59.50%    $ 2,050     1.00%      $ (97,273)
----------------------------------------------------------------------------------------------------------------------------------

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as"Defaulted"indicates a credit event has occurred for the referenced entity or obligation.


24 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


(d) ACCOUNTING PRONOUNCEMENT FOR DERIVATIVES:

The Fund is required by GAAP to disclose a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Derivative Notional amounts and values as of October 31, 2009 are indicative of the volume of the Fund's derivatives activities over the reporting period, except for swaps.

The Fund decreased the volume of activity in swaps during the period ended October 31, 2009, with an average notional balance of approximately $28,041,531 during the period ended October 31, 2009 and an ending notional balance of $2,050,000.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2009.

                     Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
-----------------------------------------------------------------------------------------------------------------------------------
(amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Asset Derivatives                                Liability Derivatives
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives not accounted for as
   hedging instruments               Statement of Assets                                Statement of Assets
                                     and Liabilities Location       Fair Value          and Liabilities Location        Fair Value
-----------------------------------------------------------------------------------------------------------------------------------
Foreign currency exchange contract   Unrealized appreciation on                         Unrealized depreciation on
                                     currency contracts                    $ 4          currency contracts                    $ 86
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Unrealized depreciation on
Credit default contracts             Unrealized appreciation on swaps       --          credit default swaps                    97
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Unrealized depreciation on
Total return contracts               Unrealized appreciation on swaps       --          total return swaps                      --
-----------------------------------------------------------------------------------------------------------------------------------
Equity contracts                     Investments in securities              --          Options written                         51
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                      $ 4                                                $234
===================================================================================================================================

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2009.


                                      Effect of Derivative Instruments on the Statement of Operations:
----------------------------------------------------------------------------------------------------------------------------------
(amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------
                                             Amount of Realized Gain/(Loss) on Derivatives
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Foreign Currency
Derivatives not accounted for as hedging instruments      Swaps      Futures       Options            Transactions         Total
----------------------------------------------------------------------------------------------------------------------------------
Credit default contracts                                $(1,814)         $--           $--                    $ --      $ (1,814)
----------------------------------------------------------------------------------------------------------------------------------
Total return contracts                                  (30,865)          --            --                      --       (30,865)
----------------------------------------------------------------------------------------------------------------------------------
Equity contracts                                             --           --           831                      --           831
----------------------------------------------------------------------------------------------------------------------------------
Foreign currency exchange contracts                          --           --            --                     605           605
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $(32,679)         $--          $831                    $605      $(31,243)
==================================================================================================================================


                                     Change in Unrealized Depreciation/(Appreciation) on Derivatives
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Foreign Currency
 Derivatives not accounted for as hedging instruments     Swaps      Futures       Options            Translations         Total
----------------------------------------------------------------------------------------------------------------------------------
 Total
----------------------------------------------------------------------------------------------------------------------------------
 Credit default contracts                               $   (97)         $--          $ --                 $    --       $   (97)
----------------------------------------------------------------------------------------------------------------------------------
 Total return contracts                                  22,477           --            --                      --        22,477
----------------------------------------------------------------------------------------------------------------------------------
 Equity contracts                                            --           --           435                      --           435
----------------------------------------------------------------------------------------------------------------------------------
 Foreign currency exchange contracts                         --           --            --                  (4,021)       (4,021)
----------------------------------------------------------------------------------------------------------------------------------
 Total                                                  $22,380          $--          $435                 $(4,021)      $18,794
==================================================================================================================================

Note 7 -- CAPITAL:

COMMON SHARES

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 31,867,616 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the period ended October 31, 2009, or the year ended October 31, 2008.

PREFERRED SHARES

On June 12, 2007, the Fund's Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund's leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February 2008. The result has

                                           Annual Report | October 31, 2009 | 25

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued


been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25% . Distributions of net realized gains, if any, are made annually.

For the period ended October 31, 2009, the annualized dividend rates ranged from:

                          HIGH        LOW     AT OCTOBER 31, 2009
===================================================================
Series T7                3.34%      1.48%           1.48%
Series W7                3.27%      1.47%           1.47%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- SUBSEQUENT EVENT:

Subsequent to October 31, 2009, the Fund declared on November 2, 2009, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on November 30, 2009 to shareholders of record on November 13, 2009.

On December 1, 2009, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on December 31, 2009, to shareholders of record on December 15, 2009.

The Fund has performed an evaluation of subsequent events through December 24, 2009, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.


26 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

To the Board of Trustees and Shareholders of Advent/Claymore Global Convertible Securities & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2009


                                           Annual Report | October 31, 2009 | 27

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $3,807,332 was received by the Fund through October 31, 2009. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $3,681,484 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 29, 2009. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class III Trustee by common and preferred shareholders of the Fund:

                                                                                                        # of Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              In Favor     Against     Withheld
----------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland                                                                           28,552,132     722,563      403,915

With regard to the election of the following Trustee by preferred shareholders of the Fund:
                                                                                                        # of Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              In Favor     Against     Withheld
----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg                                                                                 6,114         395            0

The other Trustees of the Fund whose terms did not expire in 2009 are Daniel L. Black, Michael A. Smart, Gerald L. Seizert, Derek Medina and Randall C.
Barnes.

TRUSTEES

The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

                                                                                    NUMBER OF
NAME, ADDRESS, YEAR OF  TERM OF OFFICE*   PRINCIPAL OCCUPATIONS DURING              FUNDS IN
BIRTH AND POSITION(S)   AND LENGTH OF     THE PAST FIVE YEARS AND                   FUND COMPLEX**        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED       OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Daniel Black+           Since 2007        Partner, the Wicks Group of Cos., LLC              3            Director of Penn Foster
Year of birth: 1960                       (2003-present). Formerly, Managing                              Education Group, Inc.
Trustee                                   Director and Co-head of the Merchant
                                          Banking Group at BNY Capital Markets,
                                          a division of The Bank of New York Co.,
                                          Inc. (1998-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++     Since 2007        Private Investor (2001-present).                  44            None.
Year of birth: 1951                       Formerly, Senior Vice President,
Trustee                                   Treasurer, PepsiCo, Inc. (1993-1997),
                                          President, Pizza Hut International
                                          (1991-1993) and Senior Vice President,
                                          Strategic Planning and New Business
                                          Development (1987-1990) of PepsiCo,
                                          Inc. (1987-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Derek Medina+           Since 2007        Senior Vice President, Business Affairs            3            Director of Young
Year of birth: 1966                       at ABC News (2008-present), Vice President,                     Scholar's Institute.
Trustee                                   Business Affairs and News Planning at
                                          ABC News (2003-present). Formerly,
                                          Executive Director, Office of the
                                          President at ABC News (2000-2003).
                                          Former Associate at Cleary Gottlieb
                                          Steen & Hamilton (law firm) (1995-1998).
                                          Former associate in Corporate Finance
                                          at J.P. Morgan/Morgan Guaranty (1988-1990).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++      Since 2007        Partner of Nyberg & Cassioppi, LLC., a            47            None.
Year of birth: 1953                       law firm specializing in corporate law,
Trustee                                   estate planning and business transactions
                                          (2000-present). Formerly, Executive Vice
                                          President, General Counsel and Corporate
                                          Secretary of Van Kampen Investments
                                          (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+ Since 2007        Chief Executive Officer of Seizert                 3            Former Director of
Year of birth: 1952                       Capital Partners, LLC, where he directs                         Loomis, Sayles
Trustee                                   the equity disciplines of the firm and                          and Co., L.P.
                                          serves as a co-manager of the firm's
                                          hedge fund, Proper Associates, LLC
                                          (2000-present). Formerly, Co-Chief
                                          Executive (1998-1999) and a Managing
                                          Partner and Chief Investment
                                          Officer-Equities of Munder Capital
                                          Management, LLC (1995-1999). Former Vice
                                          President and Portfolio Manager of Loomis,
                                          Sayles & Co., L.P. (asset manager)
                                          (1984-1995). Former Vice President and
                                          Portfolio Manager at First of America
                                          Bank (1978-1984).
-----------------------------------------------------------------------------------------------------------------------------------

28 | Annual Report | October 31, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

                                                                                    NUMBER OF
NAME, ADDRESS, YEAR OF  TERM OF OFFICE*   PRINCIPAL OCCUPATIONS DURING              FUNDS IN
BIRTH AND POSITION(S)   AND LENGTH OF     THE PAST FIVE YEARS AND                   FUND COMPLEX**        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED       OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+       Since 2007        Managing Partner, Cordova, Smart &                 3            Director, Country Pure
Year of birth: 1960                       Williams, LLC, Advisor First Atlantic                           Foods. Chairman, Board of
Trustee                                   Capital Ltd.,(2001-present). Formerly,                          Directors, Berkshire
                                          a Managing Director in Investment                               Blanket, Inc. President
                                          Banking-The Private Equity Group                                and Chairman, Board of
                                          (1995-2001) and a Vice President in                             Directors, Sqwincher
                                          Investment Banking-Corporate Finance                            Holdings. Director,
                                          (1992-1995) at Merrill Lynch & Co.                              Sprint Industrial
                                          Founding Partner of The Carpediem Group,                        Holdings. Co-chairman,
                                          (1991-1992). Associate at Dillon,                               Board of Directors, H2O
                                          Read and Co. (investment bank)                                  Plus.
                                          (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+#     Since 2007        President of Advent Capital Management,            3            None.
Year of birth: 1960                       LLC, which he founded in 1995. Prior
Trustee, President and                    to June, 2001, President of Advent
Chief Executive Officer                   Capital Management, a division of
                                          Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     - Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     - Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

# Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

Nicholas Dalmaso served as a Trustee of the Fund. Mr. Dalmaso did not stand for re-election at the Fund's annual meeting of shareholders on September 29, 2009 (the "Annual Meeting"). Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board decided to reduce its size from eight to seven Trustees upon the expiration of Mr. Dalmaso's term at the Annual Meeting.

OFFICERS
The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND         TERM OF OFFICE** AND         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT          LENGTH OF TIME SERVED        AND OTHER AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                           Since 2007                   Co-Portfolio Manager at Advent Capital Management, LLC
Year of birth: 1943                                                    (2001- present). Prior to June 2001, Mr. Nelson held the
Vice President and Assistant Secretary                                 same position at Advent Capital Management, a division of
                                                                       Utendahl Capital.
-----------------------------------------------------------------------------------------------------------------------------------
Robert White                              Since 2007                   Chief Financial Officer, Advent Capital Management, LLC
Year of birth: 1965                                                    (2005-present). Previously, Vice President, Client Service
Treasurer and Chief Financial Officer                                  Manager, Goldman Sachs Prime Brokerage (1997-2005).
-----------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                               Since 2007                   General Counsel, Advent Capital Management, LLC
Year of birth: 1950                                                    (2002-present).
Secretary and
Chief Compliance Officer
-----------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


Annual Report | October 31, 2009 | 29

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866)488-3559.

30 l Annual Report l October 31, 2009

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Advisory Agreement APPROVAL | (unaudited)


The Board, including the Independent Trustees, approved each of the Interim Advisory Agreement and the New Advisory Agreement. The Board reviewed materials received from Claymore, Guggenheim and independent legal counsel. The Board members also had previously received, throughout the year, Board meeting information regarding Claymore's services for the Fund. Earlier in 2009, Claymore informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in Claymore. Claymore provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and Claymore's operating and financial results. In the spring of 2009, Claymore informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products. Following the execution of the merger agreement that governs the Strategic Transaction (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Strategic Transaction, the business plans for Claymore following the consummation of the Strategic Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Strategic Transaction, Guggenheim and the impact of the Strategic Transaction on the shareholders of the Fund.

During the third quarter of 2009, the Board received reports on the progress of the Strategic Transaction, including debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Independent Trustees of the Fund were represented by independent legal counsel. The Board reviewed materials received from Claymore, Guggenheim and independent legal counsel. Claymore and Guggenheim provided, among other information, information regarding the terms of the Strategic Transaction and potential benefits to Claymore from the Strategic Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. Claymore and Guggenheim also provided information regarding Guggenheim's and Claymore's intentions for the business, operations and personnel of Claymore following the closing of the Strategic Transaction.

The Independent Trustees discussed the Strategic Transaction and the Interim Investment Advisory Agreement between Claymore and the Fund and the New Advisory Agreement between Claymore and the Fund at the meeting. Additional supplemental information regarding the Strategic Transaction and Guggenheim was provided by Claymore and Guggenheim and reviewed by the Board.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and scope and quality of services, that are part of the decision whether to continue the prior advisory agreement between Claymore and the Fund (the "Prior Advisory Agreement");

o Board approval of New and Interim Advisory Agreements was a condition to the closing of the Strategic Transaction;

o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Strategic Transaction;

o the aggregate advisory fee rate payable by the Fund will not change under the Fund's Interim Advisory Agreement or New Advisory Agreement;

o there are no material differences between the terms of the Fund's Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's Prior Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

o the capabilities of Claymore's personnel who will provide management and administrative services to the Fund are not expected to change, and the key personnel who currently provide management and administrative services to the Fund are expected to continue to do so after the Strategic Transaction;

o the assurance from Claymore and Guggenheim that following the Strategic Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

o    Claymore's current financial condition;

o the impact of the Strategic Transaction on Claymore's day-to-day operations;

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and Claymore with regard to the business and operations of Claymore;

o that shareholders of the Fund will not bear any costs in connection with the Strategic Transaction, inasmuch as Claymore will bear the costs, fees and expenses incurred by the Fund in connection with proxy materials and any other costs of the Fund associated with the Strategic Transaction; and

o that Claymore and two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. and an intermediate holding company have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Strategic Transaction, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided by Claymore. The Board noted that key management personnel servicing the Fund are expected to remain with Claymore following the Strategic Transaction and that the services provided to the Fund by Claymore are not expected to change. The Board also considered Claymore's and Guggenheim's representations to the Board that Guggenheim intends for Claymore to continue to operate following the closing of the Strategic Transaction in much the same manner as it operates today, and that the impact of the Strategic Transaction on the day-to-day operations of Claymore would be neutral or positive. The Board also considered Guggenheim's statement that Claymore's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Strategic

                                           Annual Report | October 31, 2009 | 31

AGC | Advent/Claymore Global Convertible Securities & Income Fund | ADVISORY AGREEMENT APPROVAL (unaudited) continued


Transaction. Based on this review, the Board concluded that the range and quality of services provided by Claymore to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisor Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the fee rates payable to Claymore would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's Prior Advisory Agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that Claymore has delegated responsibility for the management of the Fund's portfolios to Advent, which would continue to manage the portfolios following the closing of the Strategic Transaction. The Board is aware that the Advent portfolio management personnel currently responsible for the day-to-day management of the portfolios would continue to manage the portfolios following the closing of the Strategic Transaction. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Strategic Transaction may affect Claymore's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that Claymore's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's Prior Advisory Agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Strategic Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Strategic Transaction.

Other Benefits. The Board noted its prior determination that the fees under the Prior Advisory Agreement was reasonable, taking into consideration other benefits to Claymore. The Board also considered other benefits to Claymore, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Strategic Transaction and noted that no additional benefits were reported by Claymore or Guggenheim as a result of the Strategic Transaction. Therefore, the Board concluded that the fees payable to Claymore continued to be reasonable, taking into consideration other benefits.

In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including, but not limited to, the aforementioned factors.

32 | Annual Report | October 31,, 2009

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

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

AGC | Advent/Claymore Global Convertible Securities & Income Fund


Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Daniel Black

TracyV. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer


INVESTMENT MANAGER
Advent Capital Management, LLC
NewYork, NewYork

INVESTMENT ADVISER AND
ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
NewYork, NewYork

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
NewYork, NewYork

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
NewYork, NewYork

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
NewYork, NewYork


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

     The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Claymore's website at www.claymore.com/agc or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In November 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

                                           Annual Report | October 31, 2009 | 35

AGC | Advent/Claymore Global Convertible Securities & Income Fund



ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy
V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.




ADVENT CAPITAL MANAGEMENT, LLC                                         AGC
1065 Avenue of the Americas                                           LISTED
New York, New York 10018                                              NYSE(R)


                                                                     AGC-AR-1009

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the "Audit Committee"), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $93,750 and $111,050 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, and are not reported under paragraph 4(a), were $16,700 and $16,700 for the fiscal years ended October 31, 2009 and October 31, 2008, respectively. These services were performed for agreed upon procedures associated with the registrant's Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,500 and $16,500 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ended October 31, 2009 and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
           ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND


STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $33,200 and $33,200 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

(h)  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Daniel Black, Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) F. Barry Nelson, Paul Latronica and Hart Woodson (the "Portfolio Managers") are primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2009:

------------------------------- ---------------- ----------------------------------------------------------------
             NAME                    SINCE                         PROFESSIONAL EXPERIENCE
------------------------------- ---------------- ----------------------------------------------------------------
F. Barry Nelson                       2007       Portfolio Manager at Advent Capital Management, LLC for more
                                  (Inception)    than six years.
------------------------------- ---------------- ----------------------------------------------------------------
Paul Latronica                        2007       Portfolio Manager at Advent Capital Management, LLC.  He has
                                  (Inception)    been associated with Advent Capital Management for more than six years.
-------------------------------- --------------- ----------------------------------------------------------------
Hart Woodson                          2007       Portfolio Manager at Advent Capital Management, LLC since
                                  (Inception)    March 2007.  He was previously a Senior Vice President at
                                                 GAMCO Investments, Inc. since 1994.

(a) (2) (i-iii) Other accounts managed. Only Mr. Woodson manages any performance based fee accounts. Four of Mr. Woodson's accounts have performance based fees with total assets of $541 million. The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of October 31, 2009:

                            REGISTERED INVESTMENT               OTHER POOLED
                                  COMPANIES                  INVESTMENT VEHICLES               OTHER ACCOUNTS
                          -------------------------     --------------------------       ---------------------------

                            # OF                          # OF                             # OF
NAME                      ACCOUNTS     TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
------------------        --------     ------------     --------      ------------       --------       ------------
F. Barry Nelson              1         $646 million        1          $ 15 million          48          $769 million



Paul Latronica               1       $  159 million        1          $ 15 million          48          $769 million
Hart Woodson                 0       $            0        4          $280 million           4          $500 million

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Managers, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by each of the Portfolio Managers as of October 31, 2009:
                                                       DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                SECURITIES IN FUND
---------------------------------------------------    -----------------------
F. Barry Nelson                                           $10,001-$50,000
Paul Latronica                                               $1-$10,000
Hart Woodson                                              $10,001-$50,000

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-e(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:  /s/ Tracy V. Maitland
     --------------------------------------------
Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 6, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Tracy V. Maitland
     --------------------------------------------
Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 6, 2010

By:  /s/ Robert White
     --------------------------------------------
Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 6, 2010